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LUKENS INC. 1996 Form 10-K: EXHIBIT 10.18

PNC Bank, N.A.             215 585 5622 Tel        Daniel K. Fitzpatrick, CPA
1600 Market Street         215 585 5972 Fax        Vice President
Philadelphia, PA 19103

December 5, 1996
                                                            PNC Bank
John C. van Roden, Jr.
Senior Vice President & CFO
Lukens Inc.
50 South First Avenue
Coatesville, PA 19320-0911

     RE: Amended and Restated Credit Agreement, Dated as of April 22, 1992, and Amended and Restated as of September 30, 1992 and the First Amendment To Loan Documents dated January 15, 1995 among Lukens Inc. and Lukens Steel Company, as the Borrowers, Certain Commercial Lending Institutions, The Toronto-Dominion Bank and NBD Bank, N.A., as the co-agents and PNC Bank, National Association, as the Administrative Agent
                                                        ------------------------
          ("Revolver")
          ------------

Dear John:

As Administrative Agent, I am pleased to inform you that Luken's Extension Request has received unanimous consent by the Lukens's Bank Group. As required under Section 2.7.2 of the "Revolver", each Lender notified the Administrative Agent of its consent within 45 days of receiving the Extension Request.

As a result of these actions under Section 2.7, the "Revolving Loan Commitment Termination Date" and the "Stated Maturity Date" are hereby amended to January 15, 2002. With the completion of this extension, the next anniversary of the Effective Date is January 15, 1998. I have attached a photocopy of each Lender's notification of their consent to the Extension Request for your records.

We appreciate the opportunity to continue working with Lukens. Best wishes for happy and healthy holidays to you and your family and all of the Lukens organization.

Best regards,
/s/ Daniel K. Fitzpatrick
-------------------------
Daniel K. Fitzpatrick
Vice President

cc:  The Toronto Dominion Bank
     NBD Bank, N.A.
     CoreStates Bank N.A.
     Bank of America Illinois
     Mellon Bank, N.A.
     First Fidelity Bank, N.A.
     Morgan Guaranty Trust Company of New York
     Wachovia Bank of Georgia, N.A.
     Trust Company Bank